MERRILL LYNCH
MASSACHUSETTS
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
          Performance



Semi-Annual Report

January 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Massachusetts
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                            #16150 -- 1/98



[RECYCLE LOGO]
Printed on post-consumer recycled paper



Merrill Lynch Massachusetts Municipal Bond Fund     January 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 1998, long-term bond yields declined to recent historic lows. Prior to late October, the ongoing positive combination of moderate economic growth and low inflation had allowed interest rates to gradually move lower. During the last three months, however, the decline in interest rates was driven more by the continued turmoil in Asian equity markets than by fundamental concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended January 31, 1998, US Treasury bond yields declined approximately 50 basis points (0.50%) to 5.81%.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated in the tax-exempt market. Consequently, municipal bond yields have not declined dramatically as have taxable US Treasury securities. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Index, declined only 15 basis points to end the six-month period ended January 31, 1998 at 5.33%. Nevertheless, tax-exempt bond yields have not reached these levels since the mid-1970s.

The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. During the last six months, over $120 billion in new long-term municipal bonds were underwritten, an increase of over 30% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 million in new long-term municipal securities were issued during the last three months, an increase of over 20% compared to the same three-month period ended January 31, 1997. During the past month, over $16 billion in new long-term municipal securities were underwritten, representing an increase of over 40% compared to the January 1997 level.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Additionally, some decline in consumer spending can also be expected because of reduced consumer confidence. Perhaps more importantly, it is likely that, barring a dramatic and unexpected resurgence in domestic growth, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $195 billion -- $220 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately $23 billion in January coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of December 1997), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy
Going into the second half of 1997, we maintained a slightly defensive posture for the Fund. During the six months ended January 31, 1998, several changes took place in the US economy which eased our concerns for a higher interest rate environment. In November 1997, we adopted a less defensive strategy in response to the Asian economic crisis and the continued domestic low inflation environment. This change in structure was obtained by maintaining a fully invested position and seeking out interest rate sensitive issues when available.

While total municipal bond issuance increased by over 30% for the six months ended January 31, 1998 compared to same six-month period last year, total Massachusetts municipal bond issuance increased by more than double the amount during 1997. More issues were brought in the form of current-coupon bonds without attractive call protection. We did not participate in these issues since they did not benefit the Fund's overall portfolio structure. We expect issuance in Massachusetts to remain strong going into 1998.

Looking ahead, we look to maintain the Fund's fully invested position. We believe that interest rates will stay within their current trading range. We will look for periods of higher interest rates before adopting a more aggressive investment strategy.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Massachusetts Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/THEODORE R. JAECKEL JR.
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

March 5, 1998

We are pleased to announce that Theodore R. Jaeckel Jr. is responsible for the day-to-day management of Merrill Lynch Massachusetts Municipal Bond Fund. Mr. Jaeckel has been employed by Merrill Lynch Asset
Management, L.P. (an affiliate of the Fund's investment adviser) since 1991 as Vice President and Portfolio Manager.



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results

                                                                                                  12 Month         3 Month
                                                    1/31/98      10/31/97        1/31/97          % Change        % Change

Class A Shares*                                     $11.22         $11.00         $10.73           + 4.57%          +2.00%
Class B Shares*                                      11.22          11.00          10.73           + 4.57           +2.00
Class C Shares*                                      11.21          10.99          10.72           + 4.57           +2.00
Class D Shares*                                      11.23          11.00          10.73           + 4.66           +2.09
Class A Shares -- Total Return*                                                                    +10.06(1)        +3.28(2)
Class B Shares -- Total Return*                                                                    + 9.51(3)        +3.15(4)
Class C Shares -- Total Return*                                                                    + 9.40(5)        +3.13(6)
Class D Shares -- Total Return*                                                                    +10.05(7)        +3.35(8)
Class A Shares -- Standardized 30-day Yield           4.09%
Class B Shares -- Standardized 30-day Yield           3.76%
Class C Shares -- Standardized 30-day Yield           3.65%
Class D Shares -- Standardized 30-day Yield           4.00%

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.559 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.139 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.504 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.125 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.493 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.122 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.549 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.136 per share ordinary income dividends.






Performance Summary -- Class A Shares

                              Net Asset Value               Capital Gains
Period Covered          Beginning         Ending             Distributed          Dividends Paid*          % Change**

2/28/92 -- 12/31/92      $10.00           $10.46                 --                   $0.542                 +10.24%
1993                      10.46            11.22              $0.103                   0.652                 +14.79
1994                      11.22             9.84                 --                    0.571                 - 7.33
1995                       9.84            11.02                 --                    0.555                 +18.03
1996                      11.02            10.78                 --                    0.557                 + 3.05
1997                      10.78            11.14                 --                    0.562                 + 8.82
1/1/98 -- 1/31/98         11.14            11.22                 --                    0.039                 + 1.15
                                                        Total $0.103            Total $3.478
                                                                     Cumulative total return as of 1/31/98:  +56.99%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance Summary -- Class B Shares

                              Net Asset Value               Capital Gains
Period Covered          Beginning         Ending             Distributed          Dividends Paid*          % Change**

2/28/92 -- 12/31/92      $10.00           $10.46                 --                   $0.498                 + 9.77%
1993                      10.46            11.22              $0.103                   0.596                 +14.21
1994                      11.22             9.84                 --                    0.518                 - 7.80
1995                       9.84            11.02                 --                    0.501                 +17.44
1996                      11.02            10.78                 --                    0.502                 + 2.53
1997                      10.78            11.14                 --                    0.506                 + 8.27
1/1/98 -- 1/31/98         11.14            11.22                 --                    0.035                 + 1.10
                                                        Total $0.103            Total $3.156
                                                                     Cumulative total return as of 1/31/98:  +52.35%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class C Shares

                              Net Asset Value               Capital Gains
Period Covered          Beginning         Ending             Distributed          Dividends Paid*          % Change**
10/21/94 -- 12/31/94     $10.03           $9.84                  --                   $0.088                 - 1.00%
1995                       9.84           11.01                  --                    0.490                 +17.20
1996                      11.01           10.77                  --                    0.491                 + 2.42
1997                      10.77           11.13                  --                    0.495                 + 8.16
1/1/98 -- 1/31/98         11.13           11.21                  --                    0.034                 + 1.10
                                                                                Total $1.598
                                                                     Cumulative total return as of 1/31/98:  +29.95%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares

                              Net Asset Value               Capital Gains
Period Covered          Beginning         Ending             Distributed          Dividends Paid*          % Change**
10/21/94 -- 12/31/94     $10.03           $9.84                  --                   $0.103                 - 0.85%
1995                       9.84           11.02                  --                    0.545                 +17.91
1996                      11.02           10.78                  --                    0.546                 + 2.95
1997                      10.78           11.14                  --                    0.551                 + 8.71
1/1/98 -- 1/31/98         11.14           11.23                  --                    0.038                 + 1.23
                                                                                Total $1.783
                                                                     Cumulative total return as of 1/31/98:  +32.44%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                                   % Return Without       % Return With
                                     Sales Charge         Sales Charge**
Class A Shares*
Year Ended 12/31/97                     +8.82%                +4.46%
Five Years Ended 12/31/97               +7.08                 +6.21
Inception (2/28/92)
through 12/31/97                        +7.82                 +7.07

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                      % Return              % Return
                                     Without CDSC          With CDSC**
Class B Shares*
Year Ended 12/31/97                     +8.27%                +4.27%
Five Years Ended 12/31/97               +6.54                 +6.54
Inception (2/28/92)
through 12/31/97                        +7.27                 +7.27

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.



                                      % Return              % Return
                                     Without CDSC          With CDSC**
Class C Shares*
Year Ended 12/31/97                     +8.16%                +7.16%
Inception (10/21/94)
through 12/31/97                        +8.18                 +8.18

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without       % Return With
                                     Sales Charge         Sales Charge**
Class D Shares*
Year Ended 12/31/97                     +8.71%                +4.36%
Inception (10/21/94)
through 12/31/97                        +8.78                 +7.40

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.





Merrill Lynch Massachusetts Municipal Bond Fund                                                             January 31, 1998

SCHEDULE OF INVESTMENTS                                                                                        (in Thousands)

S&P               Moody's        Face                                                                                Value
Ratings           Ratings       Amount                      Issue                                                  (Note 1a)


Massachusetts -- 100.6%
BBB                Baa1         $865     Boston, Massachusetts, Industrial Development Financing Authority,
                                         Sewer Facility Revenue Bonds (Harbor Electric Energy Company Project),
                                         AMT, 7.375% due 5/15/2015                                                    $944
                                         Massachusetts Bay Transportation Authority Revenue Bonds (Massachusetts
                                         General Transportation Systems), Series A:
AA-                A1          1,000     7% due 3/01/2021                                                            1,272
AA-                A1          1,750     Refunding, 7% due 3/01/2011                                                 2,146
AAA                Aaa           915     Massachusetts Education Loan Authority, Educational Loan Revenue Bonds,
                                         AMT, Issue E, Series A, 7.375% due 1/01/2012 (b)                            1,003
AAA                Aaa         1,880     Massachusetts Educational Financing Authority, Educational Loan Revenue
                                         Refunding Bonds, AMT, Issue E, 5.85% due 7/01/2014 (b)                      2,003
                                         Massachusetts State, HFA, Revenue Bonds (Residential Development) (c):
AAA                Aaa         2,000     Series C, 6.875% due 11/15/2011                                             2,183
AAA                Aaa         2,500     Series C, 6.90% due 11/15/2021                                              2,732
AAA                Aaa         1,000     Series D, Section 8, 6.875% due 11/15/2021                                  1,080
                                         Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT:
A+                 Aa          1,500     Series 38, 7.20% due 12/01/2026                                             1,635
A+                 Aa          2,000     Series 40, 6.65% due 12/01/2027                                             2,151
AAA                Aaa         1,915     Series 48, 6.35% due 6/01/2026 (d)                                          2,033
                                         Massachusetts State Health and Educational Facilities Authority Revenue
                                         Bonds:
AAA                Aaa         2,780     (Boston College), Series J, 6.625% due 7/01/2021 (e)                        3,033
AAA                A1          2,520     (Brigham and Women's Hospital), Series C, 6.75% due 6/01/1999 (a)           2,666
AAA                Aaa         5,150     (Central Massachusetts Medical Center), CARS, Series B, 9.17% due
                                         6/23/2022 (b)(f)                                                            6,682
AAA                Aaa         2,500     (Newton Wellesley Hospital), Series D, 7% due 7/01/2001 (a)(d)              2,778
AAA                Aaa         1,000     (Northeastern University), Series E, 6.55% due 10/01/2022 (d)               1,109
NR*                B2          1,000     Refunding (New England Memorial Hospital), Series B, 6.125% due 7/01/2013     942
AAA                Aaa         1,000     Refunding (Stonehill College), Series E, 6.60% due 7/01/2020 (d)            1,107
NR*                A           2,335     Refunding (Wheaton College), Series C, 5.25% due 7/01/2019                  2,357
                                         Massachusetts State Industrial Finance Agency Revenue Bonds:
AAA                Aaa         1,000     (Babson College), Series A, 6.50% due 10/01/2022 (d)                        1,107
A+                 A1          1,795     Refunding (Holly Cross College-II), 6.375% due 11/01/2002 (a)               1,999
AA-                Aa3         3,000     Massachusetts State Port Authority, Revenue Refunding Bonds, Series A,
                                         5% due 7/01/2023                                                            2,908
                                         Massachusetts State Turnpike Authority, Metropolitan Highway System
                                         Revenue Bonds, Series A (d):
NR*                Aaa         2,000     5% due 1/01/2027                                                            1,961
NR*                Aaa         3,725     5.16%** due 1/01/2029                                                         772
AA+                Aa3         1,680     Massachusetts State Water Pollution Abatement Trust Revenue Bonds
                                         (Secured Loan Program), Series A, 6.375% due 2/01/2015                      1,849
A                  A2          6,000     Massachusetts State Water Resource Authority, Series A, 6.50% due
                                         7/15/2019                                                                   7,212
AAA                Aaa         1,000     South Essex, Massachusetts, Sewer District, GO, Refunding, Series A,
                                         5.25% due 6/15/2024 (d)                                                     1,007
AAA                Aaa         1,210     Southern Berkshire, Massachusetts, Regional School District, GO, UT, 7%
                                         due 4/15/2003 (a)(d)                                                        1,373
NR*                Baa3        1,500     Springfield, Massachusetts, School Project Loan, GO, Series B, 7.10% due
                                         9/01/2002 (a)                                                               1,710
                                                                                                                  --------
Total Investments (Cost -- $55,948) -- 100.6%                                                                       61,754

Liabilities in Excess of Other Assets -- (0.6%)                                                                       (346)
                                                                                                                  --------
Net Assets -- 100.0%                                                                                               $61,408
                                                                                                                  ========

(a) Prerefunded.
(b) AMBAC Insured.
(c) FNMA Collateralized.
(d) MBIA Insured.
(e) FGIC Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates.
    The interest rate shown is the rate in effect at January 31, 1998.
 *  Not Rated.
**  Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.


PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Massachusetts Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
CARS  Complementary Auction Rate Securities
GO    General Obligation Bonds
HFA   Housing Finance Agency
S/F   Single-Family
UT    Unlimited Tax

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1998

Assets:               Investments, at value (identified cost -- $55,947,987)(Note 1a)                           $61,753,971
                      Cash                                                                                          536,948
                      Receivables:
                      Securities sold                                                           $1,703,493
                      Interest                                                                     605,609
                      Beneficial interest sold                                                      39,945        2,349,047
                                                                                             -------------
                      Prepaid registration fees and other assets (Note 1e)                                            7,160
                                                                                                              -------------
                      Total assets                                                                               64,647,126
                                                                                                              -------------

Liabilities:          Payables:
                      Securities purchased                                                       2,903,603
                      Beneficial interest redeemed                                                 177,947
                      Dividends to shareholders (Note 1f)                                           45,769
                      Investment adviser (Note 2)                                                   28,758
                      Distributor (Note 2)                                                          23,317        3,179,394
                                                                                             -------------
                      Accrued expenses and other liabilities                                                         59,331
                                                                                                              -------------
                      Total liabilities                                                                           3,238,725
                                                                                                              -------------

Net Assets:           Net assets                                                                                $61,408,401
                                                                                                              =============

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:           shares authorized                                                                             $50,663
                      Class B Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                             468,812
                      Class C Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                              14,329
                      Class D Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                              13,337
                      Paid-in capital in excess of par                                                           56,547,193
                      Accumulated realized capital losses on investments -- net (Note 5)                         (1,491,917)
                      Unrealized appreciation on investments -- net                                               5,805,984
                                                                                                              -------------
                      Net assets                                                                                $61,408,401
                                                                                                              =============

Net Asset Value:      Class A -- Based on net assets of $5,686,491 and 506,632 shares of
                      beneficial interest outstanding                                                                $11.22
                                                                                                              =============
                      Class B -- Based on net assets of $52,617,642 and 4,688,116 shares of
                      beneficial interest outstanding                                                                $11.22
                                                                                                              =============
                      Class C -- Based on net assets of $1,606,896 and 143,286 shares of
                      beneficial interest outstanding                                                                $11.21
                                                                                                              =============
                      Class D -- Based on net assets of $1,497,372 and 133,365 shares of
                      beneficial interest outstanding                                                                $11.23
                                                                                                              =============

                      See Notes to Financial Statements.






Statement of Operations
                                                                                                    For the Six Months Ended
                                                                                                        January 31, 1998

Investment Income      Interest and amortization of premium and discount earned                                   $1,828,367
(Note 1d):

Expenses:              Investment advisory fees (Note 2)                                           $170,137
                       Account maintenance and distribution fees -- Class B (Note 2)                132,906
                       Professional fees                                                             27,564
                       Accounting services (Note 2)                                                  21,194
                       Printing and shareholder reports                                              17,588
                       Transfer agent fees -- Class B (Note 2)                                       12,593
                       Registration fees (Note 1e)                                                    8,933
                       Account maintenance and distribution fees -- Class C (Note 2)                  4,402
                       Pricing fees                                                                   1,907
                       Custodian fees                                                                 1,818
                       Trustees' fees and expenses                                                    1,704
                       Transfer agent fees -- Class A (Note 2)                                        1,107
                       Account maintenance fees -- Class D (Note 2)                                     719
                       Transfer agent fees -- Class C (Note 2)                                          361
                       Transfer agent fees -- Class D (Note 2)                                          274
                       Other                                                                          1,897
                                                                                                -----------
                       Total expenses                                                                                405,104
                                                                                                                 -----------
                       Investment income -- net                                                                    1,423,263
                                                                                                                 -----------

Realized &             Realized gain on investments -- net                                                            81,314
Unrealized Gain on     Change in unrealized appreciation on investments -- net                                       738,655
Investments -- Net                                                                                               -----------
(Notes 1b, 1d & 3):    Net Increase in Net Assets Resulting from Operations                                       $2,243,232
                                                                                                                 ===========

                       See Notes to Financial Statements.






Statements of Changes in Net Assets
                                                                                               For the Six          For the
                                                                                              Months Ended        Year Ended
                                                                                               January 31,         July 31,
Increase (Decrease) in Net Assets:                                                                1998               1997

Operations:            Investment income -- net                                                $1,423,263         $3,078,020
                       Realized gain on investments -- net                                         81,314            121,207
                       Change in unrealized appreciation on investments -- net                    738,655          2,599,000
                                                                                             ------------       ------------
                       Net increase in net assets resulting from operations                     2,243,232          5,798,227
                                                                                             ------------       ------------
Dividends to           Investment income -- net:
Shareholders           Class A                                                                   (146,627)          (291,690)
(Note 1f):             Class B                                                                 (1,208,426)        (2,644,286)
                       Class C                                                                    (32,605)           (72,540)
                       Class D                                                                    (35,605)           (69,504)
                                                                                             ------------       ------------
                       Net decrease in net assets resulting from dividends to shareholders     (1,423,263)        (3,078,020)
                                                                                             ------------       ------------

Beneficial Interest    Net decrease in net assets derived from beneficial interest
Transactions           transactions                                                            (1,601,143)        (8,761,111)
(Note 4):                                                                                    ------------       ------------

Net Assets:            Total decrease in net assets                                              (781,174)        (6,040,904)
                       Beginning of period                                                     62,189,575         68,230,479
                                                                                             ------------       ------------
                       End of period                                                          $61,408,401        $62,189,575
                                                                                             ============       ============

                       See Notes to Financial Statements.






Financial Highlights
                                                                                          Class A
                                                                For the
                                                              Six Months
The following per share data and ratios have been derived        Ended
from information provided in the financial statements.          Jan. 31,               For the Year Ended July 31,
                                                                  1998          1997         1996         1995         1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period       $11.07        $10.60       $10.46       $10.48       $11.07
Operating                                                    ---------     ---------    ---------    ---------    ---------
Performance:         Investment income -- net                      .28           .56          .56          .56          .58
                     Realized and unrealized gain (loss) on
                     investments -- net                            .15           .47          .14         (.02)        (.43)
                                                             ---------     ---------    ---------    ---------    ---------
                     Total from investment operations              .43          1.03          .70          .54          .15
                                                             ---------     ---------    ---------    ---------    ---------
                     Less dividends and distributions:
                     Investment income -- net                     (.28)         (.56)        (.56)        (.56)        (.58)
                     Realized gain on investments -- net            --            --           --           --         (.15)
                     In excess of realized gain on
                     investments -- net                             --            --           --           --         (.01)
                                                             ---------     ---------    ---------    ---------    ---------
                     Total dividends and distributions            (.28)         (.56)        (.56)        (.56)        (.74)
                                                             ---------     ---------    ---------    ---------    ---------
                     Net asset value, end of period             $11.22        $11.07       $10.60       $10.46       $10.48
                                                             =========     =========    =========    =========    =========

Total Investment     Based on net asset value per share           3.98%++++    10.02%        6.78%        5.35%        1.26%
Return:**                                                    =========     =========    =========    =========    =========

Ratios to Average    Expenses, net of reimbursement                .86%*         .83%         .84%         .88%         .62%
Net Assets:                                                  =========     =========    =========    =========    =========
                     Expenses                                      .86%*         .83%         .84%         .91%         .85%
                                                             =========     =========    =========    =========    =========
                     Investment income -- net                     5.06%*        5.22%        5.23%        5.42%        5.33%
                                                             =========     =========    =========    =========    =========

Supplemental         Net assets, end of period (in thousands)   $5,686        $5,757       $5,887       $6,630       $8,367
Data:                                                        =========     =========    =========    =========    =========
                     Portfolio turnover                          13.79%        24.64%       56.05%       89.62%       72.13%
                                                             =========     =========    =========    =========    =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






Financial Highlights
                                                                                          Class B
                                                                For the
                                                              Six Months
The following per share data and ratios have been derived        Ended
from information provided in the financial statements.          Jan. 31,               For the Year Ended July 31,
                                                                  1998          1997         1996         1995         1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period       $11.07        $10.60       $10.46       $10.48       $11.07
Operating                                                    ---------     ---------    ---------    ---------    ---------
Performance:         Investment income -- net                      .25           .51          .51          .50          .53
                     Realized and unrealized gain (loss) on
                     investments -- net                            .15           .47          .14         (.02)        (.43)
                                                             ---------     ---------    ---------    ---------    ---------
                     Total from investment operations              .40           .98          .65          .48          .10
                                                             ---------     ---------    ---------    ---------    ---------
                     Less dividends and distributions:
                     Investment income -- net                     (.25)         (.51)        (.51)        (.50)        (.53)
                     Realized gain on investments -- net            --            --           --           --         (.15)
                     In excess of realized gain on
                     investments -- net                             --            --           --           --         (.01)
                                                             ---------     ---------    ---------    ---------    ---------
                     Total dividends and distributions            (.25)         (.51)        (.51)        (.50)        (.69)
                                                             ---------     ---------    ---------    ---------    ---------
                     Net asset value, end of period             $11.22        $11.07       $10.60       $10.46       $10.48
                                                             =========     =========    =========    =========    =========

Total Investment     Based on net asset value per share           3.71%++++     9.46%        6.23%        4.82%         .75%
Return:**                                                    =========     =========    =========    =========    =========

Ratios to Average    Expenses, net of reimbursement               1.36%*        1.34%        1.35%        1.39%        1.12%
Net Assets:                                                  =========     =========    =========    =========    =========
                     Expenses                                     1.36%*        1.34%        1.35%        1.42%        1.36%
                                                             =========     =========    =========    =========    =========
                     Investment income -- net                     4.55%*        4.71%        4.72%        4.91%        4.83%
                                                             =========     =========    =========    =========    =========

Supplemental         Net assets, end of period (in thousands)  $52,618       $53,336      $59,868      $66,927      $76,436
Data:                                                        =========     =========    =========    =========    =========
                     Portfolio turnover                          13.79%        24.64%       56.05%       89.62%       72.13%
                                                             =========     =========    =========    =========    =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                              Class C
                                                                         For the                                  For the
                                                                           Six                                    Period
                                                                          Months                                  Oct. 21,
The following per share data and ratios have been derived                 Ended             For the Year          1994+ to
from information provided in the financial statements.                   Jan. 31,          Ended July 31,         July 31,
                                                                           1998          1997         1996          1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                 $11.06        $10.60       $10.46        $10.03
Operating                                                              ---------     ---------    ---------     ---------
Performance:         Investment income -- net                                .25           .49          .49           .37
                     Realized and unrealized gain on investments -- net      .15           .46          .14           .43
                                                                       ---------     ---------    ---------     ---------
                     Total from investment operations                        .40           .95          .63           .80
                                                                       ---------     ---------    ---------     ---------
                     Less dividends from investment income -- net           (.25)         (.49)        (.49)         (.37)
                                                                       ---------     ---------    ---------     ---------
                     Net asset value, end of period                       $11.21        $11.06       $10.60        $10.46
                                                                       =========     =========    =========     =========
Total Investment     Based on net asset value per share                     3.66%++++     9.25%        6.12%         8.13%++++
Return:**                                                              =========     =========    =========     =========

Ratios to Average    Expenses                                               1.47%*        1.43%        1.45%         1.56%*
Net Assets:                                                            =========     =========    =========     =========
                     Investment income -- net                               4.44%*        4.63%        4.61%         4.68%*
                                                                       =========     =========    =========     =========

Supplemental         Net assets, end of period (in thousands)             $1,607        $1,495       $1,185          $432
Data:                                                                  =========     =========    =========     =========
                     Portfolio turnover                                    13.79%        24.64%       56.05%        89.62%
                                                                       =========     =========    =========     =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                              Class D
                                                                         For the                                  For the
                                                                           Six                                    Period
                                                                          Months                                  Oct. 21,
The following per share data and ratios have been derived                 Ended             For the Year          1994+ to
from information provided in the financial statements.                   Jan. 31,          Ended July 31,         July 31,
                                                                           1998          1997         1996          1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                 $11.07        $10.61       $10.47        $10.03
Operating                                                              ---------     ---------    ---------     ---------
Performance:         Investment income -- net                                .28           .55          .55           .42
                     Realized and unrealized gain on investments -- net      .16           .46          .14           .44
                                                                       ---------     ---------    ---------     ---------
                     Total from investment operations                        .44          1.01          .69           .86
                                                                       ---------     ---------    ---------     ---------
                     Less dividends from investment income -- net           (.28)         (.55)        (.55)         (.42)
                                                                       ---------     ---------    ---------     ---------
                     Net asset value, end of period                       $11.23        $11.07       $10.61        $10.47
                                                                       =========     =========    =========     =========

Total Investment     Based on net asset value per share                     4.02%++++     9.80%        6.67%         8.70%++++
Return:**                                                              =========     =========    =========     =========

Ratios to Average    Expenses                                                .96%*         .93%         .94%         1.04%*
Net Assets:                                                            =========     =========    =========     =========
                     Investment income -- net                               4.95%*        5.13%        5.12%         5.22%*
                                                                       =========     =========    =========     =========

Supplemental         Net assets, end of period (in thousands)             $1,497        $1,602       $1,290          $750
Data:                                                                  =========     =========    =========     =========
                     Portfolio turnover                                    13.79%        24.64%       56.05%        89.62%
                                                                       =========     =========    =========     =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




Merrill Lynch Massachusetts Municipal Bond Fund     January 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Massachusetts Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                   Account
                                Maintenance        Distribution
                                    Fee                Fee

Class B                            0.25%              0.25%
Class C                            0.25%              0.35%
Class D                            0.10%                --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                  MLFD               MLPF&S

Class A                            $86                 $989
Class D                           $218               $2,193

For the six months ended January 31, 1998, MLPF&S received contingent deferred sales charges of $18,598 and $949 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1998 were $10,652,955 and $8,147,934, respectively.

Net realized and unrealized gains as of January 31, 1998 were as follows:

                                   Realized            Unrealized
                                    Gains                Gains

Long-term investments              $81,314             $5,805,984
                                ----------             ----------
Total                              $81,314             $5,805,984
                                ==========             ==========

As of January 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $5,805,984, of which $5,848,770 related to appreciated securities and $42,786 related to depreciated securities. The aggregate cost of investments at January 31, 1998 for Federal income tax purposes was $55,947,987.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $1,601,143 and $8,761,111 for the six months ended January 31, 1998 and for the year ended July 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six                             Dollar
Months Ended January 31, 1998        Shares            Amount

Shares sold                           14,508          $159,820
Shares issued to shareholders
in reinvestment of dividends           5,090            56,105
                                ------------      ------------
Total issued                          19,598           215,925
Shares redeemed                      (32,960)         (365,889)
                                ------------      ------------
Net decrease                         (13,362)        $(149,964)
                                ============      ============

Class A Shares for the Year                            Dollar
Ended July 31, 1997                  Shares            Amount

Shares sold                           65,128          $698,880
Shares issued to shareholders
in reinvestment of dividends          10,205           109,410
                                ------------      ------------
Total issued                          75,333           808,290
Shares redeemed                     (110,522)       (1,182,114)
                                ------------      ------------
Net decrease                         (35,189)        $(373,824)
                                ============      ============

Class B Shares for the Six                             Dollar
Months Ended January 31, 1998        Shares            Amount

Shares sold                          186,249        $2,052,226
Shares issued to shareholders
in reinvestment of dividends          60,123           662,566
                                ------------      ------------
Total issued                         246,372         2,714,792
Automatic conversion
of shares                               (525)           (5,727)
Shares redeemed                     (375,136)       (4,135,261)
                                ------------      ------------
Net decrease                        (129,289)      $(1,426,196)
                                ============      ============

Class B Shares for the Year                            Dollar
Ended July 31, 1997                  Shares            Amount

Shares sold                          376,343        $4,032,484
Shares issued to shareholders
in reinvestment of dividends         129,316         1,386,347
                                ------------      ------------
Total issued                         505,659         5,418,831
Automatic conversion
of shares                            (10,414)         (111,368)
Shares redeemed                   (1,323,351)      (14,184,469)
                                ------------      ------------
Net decrease                        (828,106)      $(8,877,006)
                                ============      ============

Class C Shares for the Six                             Dollar
Months Ended January 31, 1998        Shares            Amount

Shares sold                           41,615          $463,005
Shares issued to shareholders
in reinvestment of dividends           2,184            24,058
                                ------------      ------------
Total issued                          43,799           487,063
Shares redeemed                      (35,648)         (392,128)
                                ------------      ------------
Net increase                           8,151           $94,935
                                ============      ============

Class C Shares for the Year                            Dollar
Ended July 31, 1997                  Shares            Amount

Shares sold                          107,995        $1,154,305
Shares issued to shareholders
in reinvestment of dividends           5,142            55,085
                                ------------      ------------
Total issued                         113,137         1,209,390
Shares redeemed                      (89,795)         (970,551)
                                ------------      ------------
Net increase                          23,342          $238,839
                                ============      ============

Class D Shares for the Six                             Dollar
Months Ended January 31, 1998        Shares            Amount

Shares sold                           17,056          $188,424
Automatic conversion
of shares                                524             5,727
Shares issued to shareholders
in reinvestment of dividends             753             8,302
                                ------------      ------------
Total issued                          18,333           202,453
Shares redeemed                      (29,587)         (322,371)
                                ------------      ------------
Net decrease                         (11,254)        $(119,918)
                                ============      ============

Class D Shares for the Year                            Dollar
Ended July 31, 1997                  Shares            Amount

Shares sold                           33,863          $366,272
Automatic conversion
of shares                             10,412           111,368
Shares issued to shareholders
in reinvestment of dividends             843             9,054
                                ------------      ------------
Total issued                          45,118           486,694
Shares redeemed                      (22,113)         (235,814)
                                ------------      ------------
Net increase                          23,005          $250,880
                                ============      ============

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a net capital loss carryforward of approximately $1,154,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863